================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 18, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                       0-11635                59-2058100
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
        of incorporation)                                   Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENT

            On March 18, 2005, PhotoMedex, Inc. issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

            The press release announced that the ProCyte stockholders had approved the merger agreement and merger, including the issuance of PhotoMedex shares as consideration for ProCyte shares. The measure was passed at a reconvened special meeting of ProCyte shareholders by a vote of 11,121,900 shares in favor of the merger. This represents approximately 70.3% of the 15,822,516 ProCyte shares outstanding as of the record date. Under applicable State law, the affirmative vote of two-thirds of ProCyte shareholders was needed to complete the merger.

            The information set forth under "Item 8.01, Other Event", including the accompanying Exhibit 99.1, is being furnished in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or be otherwise subject to the liabilities of that section or Sections 11 and 12 (a)
            (2) of the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

     99.1   Press Release, dated March 18, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PHOTOMEDEX, INC.

Dated: March 18, 2005                               By: /s/Jeffrey F. O'Donnell
                                                        ------------------------
                                                        Jeffrey F. O'Donnell
                                                        Chief Executive Officer

                                  EXHIBIT INDEX

     Exhibit Number                               Description
     -------------           --------------------------------------------------
          99.1               Press release, dated March 18, 2005, regarding the
                             announcement of the ProCyte Corporation Special
                             Meeting of Shareholders approving the merger of PhotoMedex, Inc. with ProCyte Corporation.